UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2021

Chegg, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36180	20-3237489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle
Santa Clara,	California	95054
(Address of principal executive offices)		(Zip Code)
(408) 855-5700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CHGG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

On December 20, 2021, the Board of Directors of Chegg, Inc. (the “Company”) appointed David Longo, 54, as the Company’s Vice President, Chief Accounting Officer, Corporate Controller, Assistant Treasurer, and Principal Accounting Officer, effective December 20, 2021, to serve until his successor is duly elected and qualified or until the earlier of his death, resignation or removal. Andrew Brown, the Company's Chief Financial Officer and Principal Financial Officer, was serving as the Company's Corporate Controller and Principal Accounting Officer on an interim basis, as previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2021, and has since resigned from his interim role.

Mr. Longo most recently served as Chief Accounting Officer at Spire Global, Inc. (“Spire”), a data and analytics company. Prior to Spire, Mr. Longo served as Chief Accounting Officer at Shutterfly, Inc., a digital retailer and manufacturer of high-quality personalized products and services, from August 2020 to October 2021. From October 2017 to July 2020, Mr. Longo served as Senior Vice President, Controller at CBS Interactive, Inc., a division of CBS Inc., an online content network for information and entertainment, and as its Vice President, Controller from February 2013 to October 2017. Mr. Longo holds a B.S. in business administration, with a concentration in accounting, from Boston University and is a licensed CPA.

There are no family relationships between Mr. Longo and any of our directors or executive officers. There are no arrangements or understandings between Mr. Longo and any other persons pursuant to which Mr. Longo was appointed as the Company’s Vice President, Chief Accounting Officer, Corporate Controller, Assistant Treasurer, and Principal Accounting Officer. Mr. Longo does not have a direct or indirect material interest in any transaction or any currently proposed transaction reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEGG, INC.

By: /s/ Andrew Brown
Name: Andrew Brown
Title: Chief Financial Officer
Date: December 20, 2021